INVENTORIES - Schedule of net inventories (Details) - USD ($) $ in Millions	Mar. 31, 2026	Dec. 31, 2025
Net inventories
Finished goods	$ 1,588.1	$ 1,526.5
Work in progress	51.9	50.8
Raw materials and consumables	47.9	44.8
Total	$ 1,687.9	$ 1,622.1